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                                                                    EXHIBIT 10.1

                                                              EXECUTION ORIGINAL

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                          SECURITIES PURCHASE AGREEMENT


                                      AMONG



                               PENFORD CORPORATION



                                       AND



                           THE PURCHASER NAMED HEREIN










                           DATED AS OF MARCH 14, 2003






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                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of March 14, 2003, among Penford Corporation, a Washington corporation (the "COMPANY"), and the Purchaser named on the signature page hereto ("PURCHASER").


                                    RECITALS

         The Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, an aggregate of up to 650,000 shares (the "SHARES") of Common Stock, $1.00 par value per share (the "COMMON STOCK") at a price of $11.1126 Share and upon and subject to the terms and conditions of this Agreement.


                                    AGREEMENT

         The Company and Purchaser agree as follows:

         SECTION 1. PURCHASE AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company the number of Shares set forth on the Purchaser's signature page at the purchase price of $11.1126 per Share (the "PURCHASE PRICE").

         SECTION 2. CLOSING. The closing (the "CLOSING") of the purchase and sale of the Shares (the "OFFERING") will take place at the offices of Preston Gates & Ellis LLP, at 10:00 A.M., Seattle time, on March 14, 2003. The Closing may take place at another time, place or earlier date as is mutually agreed upon by the Company and Purchaser. The date of the Closing is referred to as the "CLOSING DATE." At the Closing, the Company will cause its transfer agent to issue and to deliver to Purchaser a stock certificate representing the Shares purchased by the Purchaser, against payment of the Purchase Price by wire transfer of immediately available United States ("U.S.") funds payable to the Company's account pursuant to the wire transfer instructions set forth on Exhibit A. The Shares will be registered in Purchaser's name or the name of the nominee of Purchaser pursuant to instructions delivered to the Company not less than two business days prior to the Closing Date, and if the certificate is not delivered at Closing, the Company will deliver it to Purchaser within three business days after the Closing Date.

         SECTION 3. CONDITIONS TO THE OBLIGATIONS OF PURCHASER AT CLOSING. The obligation of Purchaser to purchase and pay for the Shares at Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by Purchaser:

         3.1 OPINION OF COUNSEL TO THE COMPANY. Preston Gates & Ellis LLP, counsel for the Company, will have delivered to Purchaser its opinion dated the Closing Date in the form of Exhibit B.

         3.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 6 shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement and except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties shall be true and correct in all material respects on and as of such earlier date.

         3.3 PERFORMANCE OF COVENANTS. The Company will have performed or complied in all material respects with all covenants and agreements required to be performed by it on or prior to the Closing pursuant to this Agreement.

         3.4 NO INJUNCTIONS; ETC. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Shares will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained that prohibits the consummation of any of the transactions contemplated by this Agreement.

         3.5 CLOSING DOCUMENTS. The Company will have delivered to Purchaser the following:

         (a) a certificate of the Secretary of the Company, dated as of the Closing Date, certifying (i) the attached are true and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date of such certification; and (ii) the attached are true and complete copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement as in effect on the date of such certification;

         (b) a certificate of the Secretary of State of the State of Washington, dated as of a recent date, to the effect that the Company is validly existing under the laws of the State of Washington; and

         (c) a certificate executed by the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Company contained in Section 6 hereof are true and correct as of the date of this Agreement and the Closing Date, and that all covenants, agreements and conditions required by the Agreement have been performed, satisfied and complied with in all material respects.

         3.6 WAIVERS AND CONSENTS. The Company will have obtained all consents and waivers necessary to execute and deliver this Agreement and all related documents and agreements and to issue and deliver the Shares, and all consents and waivers will be in full force and effect.

         3.7 SATISFACTION OF PURCHASER. All proceedings to be taken in connection with the Offering are to be consummated at or prior to the Closing, and all documents incidental thereto shall be reasonably satisfactory in form and substance to Purchaser and its counsel, and Purchaser and its counsel shall have received copies of all documents and information that it reasonably requested in connection with the transaction and of all corporate proceedings in connection therewith, in form and substance reasonably satisfactory to Purchaser and its counsel.

         SECTION 4. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AT CLOSING. The obligation of the Company to issue and sell the Shares to Purchaser at Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by the Company:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement and except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties shall be true and correct in all material respects on and as of such earlier date.



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         4.2  NO INJUNCTIONS. No court or governmental injunction, order or decree prohibiting the purchase or sale of the Shares will be in effect.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

         5.1 ACCREDITED INVESTOR. Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser is acquiring the Shares for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act.

         5.2 AUTHORITY, ETC. Purchaser has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of Purchaser. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

         5.3 ACCESS TO INFORMATION. Purchaser acknowledges that it has been afforded (i) the opportunity to ask the questions it deemed necessary of, and to receive answers from, representatives of the Company concerning the Company and the terms and conditions of the Offering; and (ii) the opportunity to request such additional information concerning the Company as the Company possesses or can acquire without unreasonable effort or expense.

         5.4 NO GENERAL SOLICITATION. Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or any seminar, meeting or other conference whose attendees were invited by any general solicitation or general advertising.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Purchaser that as of the date hereof and the Closing
Date:

         6.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the State of Washington. The Company and each of its Subsidiaries (as defined in Rule 405 under the Securities Act) has full corporate power and authority to own, operate and hold its properties and to conduct its business as presently conducted or proposed to be conducted, as described in the documents filed by the Company, as of the date hereof, with the U.S. Securities and Exchange Commission ("SEC") since August 31, 2001 (the "SEC DOCUMENTS"). The Company and each of its Subsidiaries is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company and its Subsidiaries or its business, properties, prospects, results of operations, assets, condition (financial or otherwise), or on its ability to perform its obligations under this Agreement (a "MATERIAL ADVERSE EFFECT").

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         6.2  CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 29,000,000 shares of Common Stock, par value $1.00 per share and 1,000,000 shares of Preferred Stock, par value $1.00 per share. As of February 28, 2003, (i) 7,810,753 shares of Common Stock were issued and outstanding, (ii) no shares of Preferred Stock were issued or outstanding, and (iii) 967,987 shares of Common Stock were reserved for issuance upon exercise of outstanding options issued or issuable under (y) the Company's 1994 Stock Option Plan, as amended (the "1994 PLAN") and (z) the Company's Stock Option Plan for Non-Employee Directors (the "DIRECTOR PLAN"). As of February 28, 2003, there were outstanding options under the 1994 Plan to purchase 799,479 shares of Common Stock and there were outstanding options under the Director Plan to purchase 165,508 shares of Common Stock. All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of, or subject to any preemptive, subscription or other similar rights of any shareholder of the Company. Except as set forth in this Section 6.2, there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company to issue or sell any shares of capital stock of or other equity interests in the Company. The Company is not obligated to retire, redeem, repurchase or otherwise reacquire any of its capital stock or other securities. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Documents. Except as disclosed in the SEC documents, there are no shareholder agreements, voting agreements or similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

         6.3 CORPORATE POWER, AUTHORIZATION; ENFORCEABILITY. The Company has full corporate power and authority to execute, deliver and enter into this Agreement and to consummate the transactions contemplated hereby. The Company, its directors or shareholders have taken all action necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company's obligations hereunder. The Shares to be purchased on the Closing Date have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, adverse claims or encumbrances (collectively, "LIENS") imposed by or through the Company and will not be subject to any preemptive rights or other similar rights of shareholders of the Company, and the Purchaser will acquire good and marketable title to the Shares. The Company has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Other than the Company's payment to Nasdaq of the requisite quarterly fees for the Company's outstanding shares, no further corporate action is required under the rules of Nasdaq with respect to the transactions contemplated by this Agreement, including without limitation, the issuance of the Shares and the inclusion thereof for trading on Nasdaq.

         6.4 FINANCIAL STATEMENTS AND SEC DOCUMENTS. (a) Included in the Company's Form 10-K for the year ended August 31, 2002, are true and complete copies of the audited balance sheet (the "BALANCE SHEET") of the Company as of August 31, 2002 and 2001, and the related audited statements of operations, shareholders' equity and cash flows for the years ended August 31, 2002 and 2001 (the "AUDITED FINANCIAL STATEMENTS"), accompanied by the report of Ernst & Young LLP with respect to the years ended August 31, 2002 and 2001. The Company's Quarterly Report on Form 10-Q for the quarter

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ended November 30, 2002 is available to Purchaser on the SEC's EDGAR System.
Included in the Quarterly Report are the requisite unaudited balance sheets of the Company and the related unaudited statements of income and statements of cash flows (the "UNAUDITED FINANCIAL STATEMENTS," and together with the Audited Financial Statements, the "FINANCIAL STATEMENTS"). The Financial Statements and the related notes contained in the SEC Documents have been prepared in accordance with generally accepted accounting principles, applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the financial position of the Company and the results of its operations as of the time and for the periods indicated therein. Such Financial Statements conform in all material respects to, and are in agreement with, the books and records of the Company. The Company keeps accounting records in accordance with generally accepted accounting principles in which all material assets and liabilities, and all material transactions, including off-balance sheet transactions, of the Company are recorded in conformity with applicable accounting principles and disclosed in its SEC Documents.

         (b) A copy of each report, schedule, effective registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2002 (as the documents may have been amended since the time of their filing, the "SEC DOCUMENTS"), has also been made available to each Purchaser via the SEC's EDGAR System. The Company has provided to each Purchaser who has requested the same a true and complete copy of each SEC Document that the Company filed since January 1, 2002. As of their respective filing dates, each SEC Document complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as applicable, and the rules and regulations of the SEC thereunder applicable to the SEC Document. The SEC Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the Financial Statements included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles, applied consistently with the past practices of the Company, and as of their respective dates, fairly presented in all material respects the financial position of the Company and the results of its operations as of the time and for the periods indicated therein (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q and Regulations S-K and S-X of the SEC).

         6.5 NO MATERIAL ADVERSE CHANGES. Since November 30, 2002, except as disclosed in the SEC Documents filed subsequent to that date, if any, there has not been any material adverse change in the business, properties, assets, condition (financial or otherwise), prospects or operating results of the Company and its Subsidiaries.

         6.6 ABSENCE OF CERTAIN DEVELOPMENTS. Except as described in or contemplated by this Agreement or the SEC Documents, since November 30, 2002, through the Closing Date, the Company and its Subsidiaries have not (a) issued any stock, options (other than to employees and directors consistent with past practices) bonds or other corporate securities; (b) borrowed any amount or incurred or become subject to any direct or indirect liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business; (c) discharged or satisfied any lien or adverse claim or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheet and current liabilities incurred in the ordinary course of business; (d) made any material change in the nature or operations of the business of the Company and its Subsidiaries; (e) sustained any material loss or

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interference with its business or properties not covered by insurance; (f) paid or declared any dividends or other distributions with respect to the capital stock (other than customary dividends paid to all holders of Common Stock); (g) defaulted in the payment of principal and interest on any outstanding debt obligations or (h) entered into any agreement or commitment to do any of the foregoing.

         6.7 NO CONFLICT; GOVERNMENTAL CONSENTS. (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the violation of any provision of the Articles of Incorporation or Bylaws of the Company, (ii) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority applicable to or by which the Company is bound, or (iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any bond, debenture, note or other evidence of indebtedness, lease, loan agreement, mortgage, security agreement, trust indenture or other contract, agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company.

         (b) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Shares, except filings as may be required to be made by the Company after the Closing with (i) the SEC, (ii) Nasdaq and (iii) state blue sky or other securities regulatory authorities.

         6.9 NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D promulgated under the Securities Act ("REGULATION D"), with respect to any of the Shares being offered hereby.

         6.10 REGISTRATION FORM. The Company is eligible to register the resale of the Shares by the Purchaser in a secondary offering on a registration statement on Form S-3 under the Securities Act. To the knowledge of the Company, there exists no facts or circumstances that could reasonably be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3.

         6.11 NO INTEGRATION. Neither the Company, nor any of its affiliates, nor any person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. Assuming the accuracy of the representations and warranties herein contained of Purchaser to the extent relevant for such determination, the transactions contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance of the Shares to the Purchaser will not be integrated with any other issuance of the Company's securities (past or current) that requires shareholder approval under the rules of Nasdaq or that would result in a violation of the Securities Act. The issuance of the Shares to Purchaser does not require shareholder approval, including any approval pursuant to the rules of Nasdaq.



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         6.12 NO BROKERS. Except for its agreement with A.G. Edwards, the
Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby.

         6.13 LICENSES AND PERMITS. To the Company's knowledge, the Company and each of its Subsidiaries has all Permits (as defined below) required by law or governmental regulations from all applicable courts, administrative agencies or commissions or other governmental authorities or instrumentalities, whether in the U.S. (federal, state or local) or outside of the U.S. that are necessary to operate such businesses as presently conducted and all such Permits are in full force and effect, except where the failure to have any such Permits in full force and effect could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, the Company is not in default under, or in violation of or noncompliance with, any of such Permits, except for any such default, violation of or noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Upon consummation of the transactions contemplated by this Agreement, each such Permit will remain in full force and effect and will not create a right of any other person to terminate or revoke, modify or condition such Permit based on such consummation. "PERMIT" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any court, administrative agency or commission or other governmental authority or instrumentality, whether in the U.S. (federal, state or local) or outside of the U.S.

         6.14 LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company and its Subsidiaries or any of its directors or officers in their capacities as such, which individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge, no labor disturbance by the employees of the Company and its Subsidiaries exists, or is imminent, which would reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body or administrative agency or other governmental body, which has, or would reasonably be expected to have, a Material Adverse Effect.

         6.15 INVESTMENT COMPANY. The Company is not, and after giving effect to the transactions contemplated herein, will not be an "investment company" within the meaning of that term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

         6.16 NO DEFAULT OR VIOLATION. The Company and each of its Subsidiaries is not (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound or (ii) in violation of any law, administrative regulation, ordinance, or order of any court, arbitrator or governmental body or agency, other than any such violation or violations that individually, on in the aggregate, would not have a Material Adverse Effect.

         6.17 LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The Company's Common Stock is registered under Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market System. The Company has not, since November 30, 2002, received notice (written or oral) from Nasdaq to the effect that the Company is not in compliance with the continuing listing or maintenance requirements of the exchange or market. The Company is in compliance with all Nasdaq listing and maintenance requirements and has not taken any action designed to terminate registration of its Common Stock or delist the Common Stock from Nasdaq.

         6.18 INTELLECTUAL PROPERTY. The Company and each of its Subsidiaries has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "INTELLECTUAL PROPERTY RIGHTS") that are necessary for use in connection with its business as presently conducted or proposed to be conducted as described in the SEC Documents except where the failure to have such Intellectual Property Rights would not have a Material Adverse Effect, and, to the Company's knowledge, there is no existing infringement by another person or entity of any of the Intellectual Property Rights that are necessary for use in connection with the Company's business as presently conducted. To the Company's knowledge, neither the Company nor its Subsidiaries are infringing on or in conflict with any right of any other person with respect to any intangibles, including Intellectual Property Rights, nor is there any claim of infringement of such rights made or threatened by a third party against or involving the Company.

         6.19 ENVIRONMENTAL MATTERS. Each of the Company its Subsidiaries has obtained all permits, licenses and other authorizations that are required under federal, state and local laws in the U.S. and outside the U.S. relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("ENVIRONMENTAL LAWS"), except for any failures to obtain the permits, licenses or authorizations that would not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company and each of its Subsidiaries is in compliance with all terms and conditions of the required permits, licenses and authorizations and is also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws or contained in any plan, order, judgment, decree or notice, except for any non-compliance which could not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any liability under any Environmental Laws, except for any liability which could not, individually or in the aggregate, have or result in a Material Adverse Effect.

         6.20 INSURANCE. The Company maintains and will continue to maintain insurance of the types, against such losses and in amounts, with such insurers and subject to deductibles and exclusions as are customary in the Company's industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism, all of which insurance is in full force and effect.

         6.21 PROPERTIES. The Company and each of its Subsidiaries has good title to all properties and assets reflected as owned by it in the Financial Statements and that it otherwise purports to own, and such properties and assets are not subject to any lien, mortgage, pledge, charge, claim or encumbrance of any kind except: (i) those, if any, reflected in the Financial Statements, or
(ii) those which are not material in amount and do not adversely affect the use made and intended to made of such property by the Company and its Subsidiaries. The Company and each of its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

         6.22 MATERIAL CONTRACTS/TRADE RELATIONS. All material agreements to which the Company or any of its Subsidiaries is a party and which are required to have been filed by the Company pursuant to the Securities Act or Exchange Act have been filed by the Company with the SEC pursuant to the requirements of the Securities Act or Exchange Act, as applicable. Each such agreement is in full force and effect and is binding on the Company or its Subsidiaries, and to the Company's knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company or any of its Subsidiaries, nor, to the Company's knowledge, any other party thereto is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice regarding the termination of any such agreements. There exists no actual or, to the knowledge of the Company, threatened termination, cancellation or limitation of, or any material adverse modification or change in, the business relationship of the Company or any of its Subsidiaries, or the business of the Company or any of its Subsidiaries, with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the business of the Company or any of its Subsidiaries are individually or in the aggregate material to the Company.

         6.23 TAXES. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

         6.24 CONTRIBUTIONS. Neither the Company, its employees nor, to the Company's knowledge, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         6.25 Labor Relations. Except as could not reasonably be expected to have a Material Adverse Effect on the Company: (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; and (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. To the knowledge of the Company, each of the executive officers of the Company and each of its Subsidiaries spends all, or substantially all, of his business time on the business of the Company or its Subsidiary, as the case may be.

         6.26 Potential Conflicts of Interest To the knowledge of the Company, no officer, director or stockholder beneficially owning more than 5% of the outstanding shares of Common Stock of the Company, no spouse of any such officer, director or stockholder, and no affiliate (as defined in Rule 12b-2 of the Exchange Act) is engaged in of any of the foregoing: (a) owns, directly or indirectly, any interest in (excepting less than one percent (1%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries use, in the conduct of business; or (c) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, the Company, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

         SECTION 7. COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

         7.1 REPORTING STATUS; RULE 144. So long as the Company is subject to the reporting requirements of the Exchange Act, the Company will use its commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act (or if the Company is not required to such reports it will, upon request if the Purchaser, make publicly available such information as necessary to permit the sale of the Shares pursuant to Rule 144 under the Securities Act), and it will take such further action as Purchaser may reasonably request to enable Purchaser to sell Shares without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 under the Securities Act, as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

         7.2 FORM D; FORM 8-K. The Company will file a Form D with the SEC within 15 days of the Closing Date with respect to the Shares as required under Regulation D under the Securities Act, and will provide a copy thereof to Purchaser. The Company shall file within seven (7) days after the Closing Date a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Agreement, including any required exhibits.

         7.3 EXCHANGE ACT FILINGS. The Company agrees to provide the following reports to the Purchaser until the earlier of (i) the date on which the Purchaser transfers, assigns or sells all of its Shares to a non-affiliate of Purchaser, or (ii) the second anniversary of the Closing Date: (a) a copy of its annual report on Form 10-K within 90 days of the end of the Company's fiscal year, its quarterly reports on Form 10-Q within 45 days of the end of each fiscal quarter, any proxy statements and any current reports on Form 8-K as each becomes available and (b) within two days after release, copies of all press releases issued by the Company or any of its subsidiaries. Subject to Regulation FD and any state or federal securities laws, the Company further agrees to provide promptly to Purchaser any information with respect to the Company, its properties, or its business or Purchaser's investment as the Purchaser may reasonably request; provided, however, that the Company will not be required to provide the Purchaser any material nonpublic information.

         7.4 LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. So long as the Company shall continue the listing and trading of its Common Stock on Nasdaq, the Company will use its commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange or quotation system.

         7.5 INTEGRATION. The Company will ensure that the issuance of the Shares to the Purchaser will not be integrated with any other issuance of the Company's securities in the future that requires shareholder approval under the rules of Nasdaq or that would result in a violation of the Securities Act.

         SECTION 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto, shall survive for a period of two years after the Closing Date and shall thereupon expire together with the associated right to indemnification pursuant to Section 10(a)(iv), unless a claim for indemnification

(whether or not fixed as to liability or liquidated as to amount) shall be made with respect thereto prior to the end of such period, in which case such representation or warranty with respect to which such claim has been made, and the associated right to indemnification shall survive until such claim is satisfied, settled or dismissed.

         SECTION 9.  REGISTRATION OF COMMON STOCK.

         9.1 REGISTRABLE SECURITIES. For the purposes of this Agreement, "REGISTRABLE SECURITIES" means (a) the Shares, and (b) any shares of Common Stock issued as a distribution with respect to the Shares referred to in (a); provided that (i) any shares of Common Stock will cease to be Registrable Securities, and (ii) the Company will not be obligated to maintain the effectiveness of the Registration Statement (as defined below), and the Company's obligations under this Section 9 will cease, with respect to the Purchaser's Registrable Securities following the earlier of (x) the second anniversary of the Closing Date and (y) the date on which the Company delivers an opinion of counsel in form and substance reasonably satisfactory to the Purchaser that (1) the Purchaser may sell in a single transaction all Registrable Securities then held or issuable to the Purchaser on a registered securities exchange or Nasdaq market under an applicable exemption from the registration requirements of the Securities Act (pursuant to Rule 144 under the Securities Act or otherwise) and (2) all transfer restrictions and restrictive legends with respect to the Registrable Securities will be removed upon the consummation of the sale. The period of time during which the Company is required to keep the Shelf Registration Statement effective is referred to as the "REGISTRATION PERIOD."

         9.2 REGISTRATION. (a) The Company will, as soon as practicable following the Closing Date, but not later than the 30th day after the Closing Date, file with the SEC a registration statement on Form S-3 or successor form or another form selected by the Company that is available to it under the Securities Act (the "REGISTRATION STATEMENT") with respect to the Registrable Securities beneficially owned by Purchaser following the Closing, and use its reasonable best efforts to cause the Registration Statement to be declared effective no later than the 120th day after the Closing Date. The Registration Statement shall contain the Plan of Distribution in substantially the form attached hereto as Exhibit C.

         (b) If (i) the Registration Statement has not been declared effective by the SEC on or before the 120th day after the Closing Date (the "DEFAULT DATE"), or (ii) the Purchaser's use of the prospectus forming a part of the Registration Statement is suspended for more than 60 days in any 12-month period pursuant to Section 9.6(a), the Company shall pay to the Purchaser, as liquidated damages, an amount equal to 1/30th of one percent (.033%) of the purchase price paid for each Share then held by the Purchaser and for each day after the Default Date that the Registration Statement is not declared effective or for each day in excess of 60 days in any 12 month period that the Purchaser's use of the Registration Statement is suspended pursuant to Section 9.6(a); provided, however, that the liquidated damages payable pursuant to this Section 9.2(b) shall in no event exceed ten percent (10%) of the aggregate Purchase Price paid by Purchaser pursuant to this Agreement in any 12 month period. The foregoing payment shall constitute the sole monetary remedy available to the Purchaser in the event that the Company does not comply with the deadlines set forth in Section 9.2(b) or Section 9.6(a) with respect to the effectiveness of the Registration Statement.

         (c) In the event that, after the Closing Date and before the Registration Statement is declared effective, there is an act of God, war or terror that directly affects the Company's operations and adversely impacts its ability to meet the original Default Date, the Default Date will be extended by a number of days equal to the number of days that the Company is so affected plus five.

         9.3 REGISTRATION PROCEDURES. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 9, the Company will use its commercially reasonable efforts:

         (a) To cause the Registration Statement (and any other related registrations, qualifications or compliances as may be reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities until the distribution thereof is complete) to become effective as soon as practicable following the filing thereof and notify the Purchaser promptly upon effectiveness of the Registration Statement;

         (b) To prepare and file with the SEC the amendments and supplements to the Registration Statement and the prospectus used in connection therewith and take all other actions as may be necessary to keep the Registration Statement continuously effective, and free from any material misstatement or omission to state a material fact, until the disposition of all securities in accordance with the intended methods of disposition by the Purchaser thereof set forth in the Registration Statement will be completed, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to the dispositions;

         (c) To furnish to the Purchaser a reasonable number of copies of the Registration Statement and of each amendment and supplement thereto, a number of copies of the prospectus included in the Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and the other documents (including exhibits to any of the foregoing), as the Purchaser may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by the Purchaser;

         (d) To register or qualify the Registrable Securities covered by the Registration Statement under blue sky laws of the various states as the Purchaser reasonably requests, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in those states, except that the Company will not be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 9.3(d) be obligated to be qualified, to subject itself to taxation in any jurisdiction, or to consent to general service of process in any jurisdiction;

         (e) To provide a transfer agent and registrar for the Registrable Securities covered by the Registration Statement not later than the effective date of the Registration Statement;

         (f) To notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Purchaser, the Company will promptly prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (g) To cause all Registrable Securities to be listed on each securities exchange or Nasdaq National Market on which similar securities issued by the Company are then listed;

         (h) To enter into customary agreements (including, in the event the Purchaser elects to engage an underwriter in connection with the Registration Statement, an underwriting agreement containing customary terms and conditions) and take all other actions as reasonably required in order to expedite or facilitate the disposition of Registrable Securities; provided, however, that, except as provided in Section
9.4 hereof, the Company will not be liable for any expenses, including any underwriter's fees, commissions and discounts or counsel fees with respect to the sale of Registrable Securities;

         (i) With a view to making available to the Purchaser the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration:

                  (i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (ii) to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (iii) so long as the Purchaser owns any unregistered Registrable Securities, to furnish to the Purchaser upon any reasonable request a written statement by the Company as to its compliance with the public information requirements of Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual and quarterly report of the Company, and the other SEC reports and documents of the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing a Purchaser to sell any Registrable Securities without registration (excluding any reports or documents of the Company that the Company, in its sole discretion, deems confidential).

         (j) To advise the Purchaser promptly after is has received notice or obtained knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

         9.4 REGISTRATION AND SELLING EXPENSES. All expenses incurred by the Company in connection with the Company's performance of or compliance with this
Section 9, including (i) all SEC registration and filing fees, (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses, and
(iv) all fees and disbursements of counsel and accountants retained on behalf of the Company (collectively, the "REGISTRATION EXPENSES"), will be paid by the Company. The Purchaser may, at its election, retain its own counsel and other representatives and advisors as it chooses at its own expense.

         9.5 NO DELAY. The Purchaser will not have a right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 9.2 hereof as a result of any dispute, controversy or other matter that may arise with respect to the interpretation or implementation of this Agreement.

         9.6 CERTAIN OBLIGATIONS OF PURCHASER. (a) The Company may voluntarily suspend the effectiveness of the Registration Statement for a limited time, which in no event shall be longer than 30 days with respect to any single event or more than 60 consecutive or non-consecutive days in any 12-month period, if the Company has been advised in writing by either counsel or underwriters to the Company that the offering of the Registrable Securities pursuant to the Registration Statement would materially adversely affect or would be impermissible in the view of (or impermissible without disclosure in a prospectus), a proposed material financing, acquisition, merger, reorganization or other similar transaction involving the Company (a "SUSPENSION"). Purchaser agrees that, upon receipt of any notice (a "SUSPENSION NOTICE") from the Company of the happening of any event of the kind described in this Section 9.6, Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the amended or supplemented Prospectus or receipt of notice that no amendment or supplement is required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice (other than a single file copy, which such Purchaser may keep) in such Purchaser's possession. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as possible within 30 days after delivery of a Suspension Notice to the Purchaser. In addition to and without limiting any other remedies (including without limitation at law or equity), available to the Purchaser, the Purchaser shall be entitled to specific performance regarding registration in the event the Company fails to comply with the provisions of this Section 9.6(a). Notwithstanding the foregoing, the Purchaser shall not be prohibited from selling its Shares under the Registration Statement as a result of Suspensions for more than 60 days in the aggregate during any 12 month period, unless, in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, the sale of the Shares under the Registration Statement would be reasonably likely to cause a violation of the Securities Act or the Exchange Act.

         (b) As a condition to the inclusion of its Registrable Securities, Purchaser will promptly furnish to the Company the information regarding the Purchaser and the intended method of distribution of the securities as the Company may from time to time request or as will be required in connection with any registration, qualification or compliance referred to in this Section 9. Purchaser will promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished by it to the Company not materially misleading.

         (c) Purchaser hereby covenants to the Company not to make any sale of the Registrable Securities without satisfying the prospectus delivery requirements under the Securities Act and, if Registrable Securities are to be sold by any method or in any transaction other than on Nasdaq (or other national securities exchange) or as set forth in the Plan of Distribution in the prospectus included in the Registration Statement, to deliver to the Company an opinion of counsel to the Purchaser of such Registrable Securities to the effect that the sale may be effected in accordance with the Securities Act. Purchaser acknowledges that the anti-manipulation provisions of Regulation M may apply to the sales of the Shares.

         (d) The rights to cause the Company to register Registrable Securities granted to the Purchaser by the Company under Section 9.2 may be assigned in whole or in part by the Purchaser, provided, that: (i) the Company is furnished with an opinion of counsel to the Purchaser to the effect that the transfer may be effected in accordance with the Securities Act; (ii) the transfer involves not less than the lesser of all of Purchaser's Registrable Securities or 10,000 shares of Common Stock; (iii) the Purchaser gives prior written notice to the Company; and (iv) the transferee agrees to comply with the terms and provisions of this Agreement in a written instrument satisfactory in form and substance to the Company and its counsel.

         (e) No provision of this Section 9 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended without the written consent of the Purchaser.

         9.7 TRANSFER OF SHARES. A Purchaser may transfer all or any part of its Shares to any person under common management or control with the Purchaser, and the Company will affect such transfer of restricted certificates and will promptly amend the prospectus forming a part of the Registration Statement to add the transferee as a selling shareholder in the Registration Statement.

         SECTION 10. INDEMNIFICATION. (a) The Company will indemnify, to the extent permitted by law, the Purchaser and each director, officer or controlling person of the Purchaser within the meaning of Section 15 of the Securities Act against all losses, claims, damages, liabilities and expenses, (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in, or information incorporated by reference into, any registration statement or prospectus (or any amendment or supplement thereto) or any preliminary prospectus prepared in connection with the registration contemplated by Section 9, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any failure by the Company to fulfill and perform any agreement, covenant or undertaking herein, or (iv) any failure or breach of the representations and warranties of the Company set forth in Section 6 to be accurate as of the date hereof and as of the Closing Date, and will promptly reimburse the Purchaser and each director, officer or controlling person of the Purchaser for reasonable legal and other expenses incurred in connection with investigating or defending any claim, loss, damage, liability or action as incurred; provided however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based upon an untrue statement or alleged untrue statement or by any omission or alleged omission made in such registration statement or prospectus made in reliance upon and in conformity with written information furnished by the Purchaser specifically for use in the preparation of the registration statement or prospectus, provided further, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in any preliminary prospectus or final prospectus if (i) the Purchaser failed to send or deliver a copy of the final prospectus or prospectus supplement as provided in Section 9.6(c), and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission. The indemnification obligation of the Company with respect to clause (iv) above, will survive for a period ending on the second anniversary of the Closing Date, unless a claim for indemnification (whether or not fixed as to liability or liquidated as to amount) is made with respect hereto prior to the end of such period, in which case the right to indemnification shall survive until such claim is satisfied, settled or dismissed.

         (b) In connection with the Registration Statement, the Purchaser will furnish to the Company in writing the information as is reasonably requested by the Company for use in the Registration Statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent the losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement or by an omission or alleged omission made in reliance upon and in conformity with the written information specifically furnished by the Purchaser to the Company for use in connection with the preparation of the Registration Statement or prospectus; provided however, that the indemnity will not apply to the extent that the loss, claim, damage, liability or expense arises out of or is based upon a violation of this Agreement by the Company. If the offering pursuant to any registration is made through underwriters, the Purchaser agrees to enter into an underwriting agreement in customary form with the underwriters and to indemnify the underwriters, their officers and directors, if any, and each person or entity who controls the underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by the Purchaser. Notwithstanding the foregoing or any other provision of this Agreement, in no event will the Purchaser liable for any losses, claims, damages, liabilities or expenses in excess of the net proceeds received by the Purchaser upon the disposition of Registrable Securities pursuant to the registration statement giving rise to such claim.

         (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of any claim as to which indemnity may be sought, including the commencement of any action or proceeding, the indemnified party will, if a claim in respect thereof may be made against the indemnifying party under this Section, promptly notify the indemnifying party in writing of the commencement thereof; provided that the failure of the indemnified party to so notify the indemnifying party will not relieve the indemnifying party from its obligations under this Section except to the extent that the indemnifying party is adversely affected by the failure. In case any action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party and its counsel will conduct the defense of any action although the indemnified party will be entitled to participate therein at the indemnified party's expense, and after notice from the indemnifying party to the indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to the indemnified party under that Section for any legal or any other expenses subsequently incurred by the indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any action or proceeding (and be reimbursed by the indemnifying party for the reasonable fees and expenses of the counsel and other reasonable costs of the defense) if representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests or conflicts between the indemnified party and any other party represented by the counsel in the action or proceeding; provided, however, that the indemnifying party will not in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against the action or proceeding. An indemnifying party will not be liable to any indemnified party for any settlement or entry of judgment concerning any action or proceeding effected without the consent of the indemnifying party.

         (d) If the indemnification provided for in Section 10(a) or (b) is held by a court of competent jurisdiction to be unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying the indemnified party, will contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities in the proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in the losses, claims, damages, or liabilities, as well as any other relevant equitable considerations including the relative benefits to the parties. The relative fault of the Company on the one hand and of the indemnified party on the other will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above will be deemed to include, subject to the limitations set forth in Section 10(c), any legal or other fees or expenses reasonably incurred by the party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this subsection (d), Purchaser shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue statement. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity that is not guilty of fraudulent misrepresentation.

         SECTION 11. MISCELLANEOUS.

         11.1 NOTICES. Any notice or other communication given hereunder will be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, or sent by confirmed facsimile, addressed to:

              If to the Company:

                        Penford Corporation
                        7094 South Revere Pkwy
                        Englewood, CO 80112-3932
                        Attention:  Steven Cordier, Chief Financial Officer
                        Facsimile:  (303) 649-1700

              With a copy to:

                        Preston Gates & Ellis LLP
                        925 Fourth Avenue, Suite 2900
                        Seattle, WA 98104-1158
                        Attention:      Richard B. Dodd
                        Telephone No.:  (206) 623-7580
                        Facsimile No.:  (206) 623-7022

              If to Purchaser:

                        To the name and address or facsimile number of the Purchaser on the signature page hereto.

         Notices will be deemed to have been given or delivered on the date of mailing, except notices of change of address, which will be deemed to have been given or delivered when received.

         11.2 SUCCESSORS AND ASSIGNS. Subject to Section 9.6(d), this Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

         11.3 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Subject to
Section 9.6(e), this Agreement may be amended only by the written agreement of the Company and Purchaser.

         11.4 GOVERNING LAW. The terms and provisions hereof will be construed in accordance with and governed by the laws of the State of Washington without regard to that State's conflicts of law principles.

         11.5 SEVERABILITY. If a court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, such holding will not affect any other provision of this Agreement and this Agreement will remain in full force and effect. If a court of competent jurisdiction declares any provision of this Agreement to be invalid, illegal or incapable of being enforced in whole or in part, the provision will be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof will nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions will be deemed dependent upon any other covenant or provision unless so expressed herein.

         11.6 NO WAIVER. A waiver by either party of a breach of any provision of this Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

         11.7 FURTHER ASSURANCES. The parties agree to execute and deliver all further documents, agreements and instruments and take further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Any documentary, stamp tax or similar issuance or transfer taxes due as a result of the conveyance, transfer or sale of the Shares between the Purchaser (or any of its permitted transferees), on the one hand, and the Company, on the other hand, pursuant to this Agreement will be borne by the Company.

         11.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which will together constitute the same instrument.

         11.9 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement creates in any person not a party to this Agreement any legal or equitable right, remedy or claim under this Agreement, and this Agreement is for the exclusive benefit of the parties hereto. The parties expressly recognize that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any of the parties or their respective affiliates.

         11.10 PUBLICITY RESTRICTIONS. No press release or other public disclosure relating to the transactions contemplated by this Agreement may be issued or made by or on behalf of any party without prior consultation with the other parties, except as required by applicable law, court process or Nasdaq or other stock exchange rules, in which case the Purchaser required to make the disclosure will allow the Company reasonable time (to the extent practicable) to comment thereon in advance of the issuance. The Company may issue an initial press release relating to the transactions contemplated by this Agreement, but shall not identify Purchaser in such press release without the consent of Purchaser.

                 SIGNATURE PAGE - SECURITIES PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the undersigned have duly executed this Securities Purchase Agreement as of the date first above written.


                                        PENFORD CORPORATION


                                        By: /s/ Steven O. Cordier
                                            ------------------------------------

                                        Name:   Steven O. Cordier
                                              ----------------------------------

                                        Title:  Vice President and Chief
                                                Financial Officer
                                               ---------------------------------


                                        T. ROWE PRICE SMALL-CAP VALUE FUND, INC.




                                        By: /s/ Preston G. Athey
                                            ------------------------------------

                                        Name:   Preston G. Athey
                                              ----------------------------------

                                        Title:  President
                                               ---------------------------------

                                        Number of Shares Purchased:  650,000

                                        Purchase Price:  $11.1126

                                        Purchaser's Address:

                                                T. Rowe Price Associates, Inc.
                                                100 East Pratt Street
                                                Baltimore, Maryland 21202


                                        Purchaser's Nominee's Tax Identification
                                        Number: 04-2956875


                                        Shares to be issued as follows:
                                                Oceanoar & Co.
                                                State Street Bank
                                                225 Franklin Street
                                                Main Concourse
                                                Boston, MA 02110
                                                Fund - T. Rowe Price Small Cap
                                                Value Fund

                                                Fund #7032
                                                Attn: Anna Barnes

                                                                      EXHIBIT A



                                WIRE INSTRUCTIONS


Wire Instructions:

Bank:        Bank of America
ABA#:        125000024
Account:     Penford Corporation
        Acct. No.

                                                                      EXHIBIT B


                  FORM OF OPINION OF PRESTON GATES & ELLIS LLP


                                 March 14, 2003



To the Purchaser listed on Exhibit A:

         Re:  Penford Corporation Shares of Common Stock

Ladies and Gentlemen:

         We have acted as counsel to Penford Corporation, a Washington corporation (the "Company"), in connection with its offering, issuance and sale of 650,000 shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock"). The Shares are being issued and sold on the date hereof by the Company pursuant to a Securities Purchase Agreement dated as of March 14, 2003 (the "Purchase Agreement"), among the Company and the purchaser (the "Purchaser") named on Exhibit A. Capitalized terms used herein but not otherwise defined have the meanings given those terms in the Purchase Agreement.

         We have examined certain documents delivered in connection with the offering, sale and purchase of the Shares by the Purchaser, including the Purchase Agreement. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of certificates of public officials and corporate records, instruments and documents of or affecting the Company, as well as certificates of officers or representatives of the Company. We have also reviewed such questions of law and made such other inquiries, as we have deemed necessary or appropriate for the purpose of rendering this opinion.

         In rendering our opinion, we have relied, as to matters of fact, upon the representations and warranties of the Company and the Purchaser set forth in the Purchase Agreement, and upon certificates of officers or representatives of the Company and the stock transfer agent for the Common Stock and which we have assumed to be correct without independent investigation or verification. Additionally, we have assumed (i) the genuineness of all signatures other than persons signing on behalf of the Company, (ii) the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified, conformed or photostatic copies,
(iii) the authority of all persons signing any document other than persons signing on behalf of the Company, (iv) the enforceability of the Purchase Agreement in accordance with its terms against the Purchaser, and (v) that all future offers, sales and issuances that may be integrated pursuant to Rule 502 of the Securities Act with the offer, sale and issuance of the Shares meet all of the terms and conditions of Regulation D of the Securities Act. We also call your attention to the fact that we have not made any independent inquiries of the Purchaser or the Company except as set forth in such documents, certificates or other instruments or reviewed any agreements or other documents other than Filed Agreements and those documents specifically referred to in the Purchase Agreement.

         Based upon the foregoing, and subject to the limitations, qualifications, assumptions and exceptions set forth herein, we are of opinion that:

         1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington and has all requisite power and authority to own its property and assets and conduct its business as it is presently conducted.

         2. The Company is qualified to do business in the State of Washington and is duly licensed or qualified to do business, and in good standing as a foreign corporation in any other state of the United States where any statutory fines, penalty or any corporate disability imposed for the failure to qualify would materially and adversely affect the business, properties, assets, conditions (financial or otherwise), prospects, operations or results of operations of the Company.

         3. The Company has the corporate power and authority to execute, deliver and perform the Purchase Agreement. The Company has taken all corporate action necessary to authorize the execution, delivery and performance of the Purchase Agreement.

         4. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws relating to creditors' rights generally or by equitable principles (whether considered in an action at law or in equity).

         5. The execution and delivery of the Purchase Agreement by the Company, the issuance of the Shares and the consummation of the transactions contemplated thereby by the Company do not violate any provision of the Articles of Incorporation or Bylaws of the Company, do not constitute a default under the provisions of any Filed Agreement, and do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company, or (b) any order, writ, judgment, injunction, decree, determination or award of which we have actual knowledge and which has been entered against the Company and of which the violation or contravention of which would materially and adversely affect the business, properties, assets, conditions (financial or otherwise), prospects, operations or results of operations of the Company. For purposes of the foregoing opinion, "Filed Agreement" means any agreement to which the Company is a party or by which it is bound that is included in the list of exhibit included in the Form 10-K Annual Report for the fiscal year ended August 30, 2002 and in each other filing made by the Company with the SEC during its current fiscal year.

         6. The Shares have been duly authorized and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, will be duly and validly issued, fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive right in any applicable statute or the Company's Articles of Incorporation, or, to the best of our knowledge, any right of first refusal or other similar right of shareholders.

         7. The offer, sale and issuance of the Shares, under existing law, (i) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act; and (ii) when issued, will constitute "covered securities" as defined under Section 18 of the Securities Act and be exempt from registration or qualification of securities transactions imposed by the state securities or "Blue Sky" laws of Washington, Maryland and Colorado or regulations thereunder. We express no opinion as to when or under what circumstances the Shares may be re-offered or re-sold.

         8. Based on written confirmation from the Company's stock transfer agent for the Common Stock that the number of issued and outstanding shares of Common Stock as of February 28, 2003, is 7,810,753 shares (without giving effect to the Shares to be issued this day pursuant to the Purchase Agreement), the Shares to be issued pursuant to the Purchase Agreement constitute less than 20% of the presently issued and outstanding shares of Common Stock for purposes of the shareholder approval requirement under the Nasdaq Marketplace Rules.

         9. No stamp tax or other issuance or transfer taxes or duties are payable by or on behalf of Purchaser in connection with the issuance by the Company of the Shares for the account of the Purchaser.

         10. No notices, report or other filings are required to be made by the Company with, or any consents, registrations, applications, approvals, permits, licenses or authorizations required to be obtained by the Company from, any court or governmental agency or other regulatory body or tribunal or similar entity in connection with the consummation or performance by the Company of the transactions contemplated by the Purchase Agreement, including any filings with the Nasdaq Stock Market, Inc., other than (i) filings of Form D under the Securities Act and applicable state blue sky laws, (ii) the Company's payment to Nasdaq of the requisite quarterly fees for the Company's outstanding shares, and
(iii) the filing of the Registration Statement with the SEC and the declaration of that Registration Statement effective by the SEC.

         11. To our knowledge, there is no action, proceeding or investigation pending before any court or governmental agency or threatened against the Company.

         For purposes of paragraph 4, we express no opinion on any provisions of the Purchase Agreement relating to indemnification or waivers to the extent that such indemnification or waivers may be held to be unenforceable because they are in violation of public policy. The opinion expressed in paragraph 5 is qualified by the further actions listed in clauses (i), (ii) and (iii) of paragraph 10.

         We are not expressing any opinion with respect to, any laws other than the laws of the State of Washington and the Federal securities laws of the United States of America. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

         This opinion is being furnished pursuant to Section 3.1 of the Purchase Agreement solely for the benefit of the Purchaser in connection with the purchase and sale of the Shares at the Closing and may not be relied on by or furnished to any other person, or used, circulated, quoted or otherwise referred to for any other purpose, without our express prior written consent.


                                                  Very truly yours,

                                                  PRESTON GATES & ELLIS LLP


                                                  By
                                                        Richard B. Dodd

                                    EXHIBIT A

PURCHASER NAME                                SHARES OF COMMON STOCK PURCHASED
--------------                                --------------------------------
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.                   650,000

                                                                      EXHIBIT C


                              PLAN OF DISTRIBUTION
                 [TO BE INCLUDED IN THE REGISTRATION STATEMENT.]


         We have registered the 650,000 shares of our common stock offered in this prospectus on behalf of the selling shareholder. We will pay all expenses of this registration, other than fees and expenses, if any, of counsel or other advisors to the selling shareholder. The selling shareholder is responsible for paying any commissions, discounts, or other brokerage fees incurred in connection with their sale of any of the shares.

         The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

            o  in the over-the-counter market;

            o in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

            o  by pledge to secure debt and other obligations;

            o through the writing of options, whether the options are listed on an options exchange or otherwise;

            o in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

            o  through a combination of any of the above transactions.

         The selling shareholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling shareholder or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

         Under the terms of the private placements, we have agreed to indemnify the selling shareholder, and each director, officer or controlling person of the selling shareholder within the meaning of Section 15 of the Securities Act of 1933 against all losses, claims, damages, liabilities and expenses, (or action in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in, or information incorporated by reference into, any registration statement or prospectus (or any amendment or supplement thereto) or any preliminary prospectus prepared in connection with the registration contemplated by the Purchase Agreement, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any failure by us to fulfill and perform any agreement, covenant or undertaking pursuant to the Purchase Agreement, or (iv) any failure or breach of our representations and warranties as set forth in the Purchase Agreement.

         The selling shareholder also may resell all or a portion of the shares in open market transactions in reliance on Rule 144 under the Securities Act of 1933, if they meet the criteria and conform to the requirements of that rule.

         The selling shareholder and any broker-dealers or agents that participate with the selling shareholder in the sale of shares may be "underwriters" within the meaning of the Securities Act of 1933. Any commissions received by broker-dealers or agents on the sales and any profit on the resale of shares purchased by broker-dealers or agents may be deemed to be underwriting commissions or discounts under the Securities Act of 1933.

         Under the rules of the SEC, any person engaged in the distribution of our common stock may not simultaneously buy, bid for or attempt to induce any other person to buy or bid for our common stock in the open market for a period of two business days prior to the beginning of the distribution. The rules and regulations under the Securities Exchange Act of 1934 may also limit the timing of purchases and sales of shares of our common stock by the selling shareholder. We have notified the selling shareholder they should not begin any distribution of common stock unless they have stopped purchasing and bidding for common stock in the open market as provided in applicable securities regulations, including Regulation M promulgated under the Securities Exchange Act of 1934.

         We have informed the selling shareholder that the anti-manipulation provisions of Regulation M may apply to the sales of their shares. We have advised the selling shareholder of the requirement for delivery of this prospectus in connection with any sale of the common stock.


                                      * * *

                                   APPENDIX I

                               PENFORD CORPORATION

                         STOCK CERTIFICATE QUESTIONNAIRE



         Pursuant to Section 3 of the Agreement, please provide us with the following information:

The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:


         ----------------------------------

1. The relationship between the Purchaser of the Shares and the Registered shareholder listed in response to item 1 above:
                                                        ------------------------

2.       The mailing address of the Registered shareholder listed in response to item 1 above:


         ----------------------------------

         ----------------------------------

         ----------------------------------

         ----------------------------------

3. The Social Security Number or Tax Identification Number of the Registered shareholder listed in response to item 1 above:


         ----------------------------------

                                   APPENDIX II

                               PENFORD CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE



         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:


              -------------------------------------------------------

         2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:


              --------------------------------------------------

         3. Please indicate the number of Shares purchased that you wish to have "offered" pursuant to the Registration Statement:


              --------------------------------------------------

         4. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?
              ____ Yes         _____ No

         If yes, please indicate the nature of any such relationships below:

         -------------------------------------------------------

         -------------------------------------------------------

         -------------------------------------------------------

         -------------------------------------------------------

         NOTE: you should not begin any distribution of Shares unless you have stopped purchasing and bidding for Company's common stock in the open market as provided in applicable securities regulations, including Regulation M promulgated under the Securities Exchange Act of 1934.

         NOTE:  The following legend will be affixed to the Shares:

         "The shares represented by this certificate may not be offered, sold, pledged, transferred or otherwise disposed of except in accordance with the requirements of the Securities Act of 1933, as amended, and the other conditions specified in that certain Securities Purchase Agreement dated as of

March 14, 2003, a copy of which Securities Purchase Agreement may be inspected by the holder of this certificate at the offices of Penford Corporation, 7094 South Revere Pkwy, Englewood, CO 80112-3932, attention: Chief Financial Officer, or Penford Corporation will furnish, without charge, a copy thereof to the holder of this certificate upon written request therefor."

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


       The undersigned, an officer of, or other person duly authorized by


-------------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number 333-________________, and complied with the requirement of delivering a current prospectus in connection with such sale.


PRINT OR TYPE:

Name of Purchaser (Individual or Institution):


-------------------------------------------------------------------------------


Name of Individual representing Purchaser (if an Institution)


-------------------------------------------------------------------------------


Title of Individual representing Purchaser (if an Institution):


-------------------------------------------------------------------------------


SIGNATURE:

Individual Purchaser or Individual representing Purchaser:


-------------------------------------------------------------------------------



                                       4